UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 13, 2011

JIANGBO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

001-34763	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

25 Haihe Road, Laiyang Economic Development
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

 (Address of principal executive offices and zip code)

(86) 535-7282997

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2011, the board of directors of Jiangbo Pharmaceuticals, Inc. (the “Company”), by unanimous written consent, approved an amendment and restatement of the Company’s bylaws (the “Bylaws”). The Bylaws became effective immediately upon their adoption. The amendments, among other things:

•
amend Section 1 of Article I of the Bylaws which stated that the annual meeting of stockholders shall be held in Spokane, Washington, or at such places as the board of directors may determine, on the 1st day of May, of each year, at 2:00 o’clock in the P.M. of that day, to provide that the annual meeting of stockholders of the Company shall be held on such date and at such place and time as the board of directors may determine;

•
amend Section 2 of Article I of the Bylaws which stated that stockholders representing not less than one-half of the capital stock of the Company may request in writing the board of directors to call a special meeting of stockholders, to provide that holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting of the Company may sign, date, and deliver to the Secretary of the Company one or more written demands for the board of directors to hold a special meeting of shareholders describing the purpose or purposes for which it is to be held;

•
add Section 3 of Article I of the Bylaws to provide that any stockholders’ meeting, annual or special, may be adjourned from time to time by the affirmative vote of a majority of the shares represented at such meeting either in person or by proxy and that an adjournment may be voted regardless of whether a quorum is present;

•
add Section 4 of Article I of the Bylaws to provide that written or printed notice stating the place, day, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by first-class mail, by or at the direction of the president, secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to have been delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder to receive it at his or her address as it then appears on the records of the Company;

•
add Section 5 of Article I of the Bylaws to provide that a stockholder may waive notice of any annual or special meeting by signing a written notice of waiver either before or after the date of such meeting, delivered to the Company for inclusion in the minutes or filing with the corporate records. A stockholder’s attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented;

•
add Section 6 of Article I of the Bylaws to provide that for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or demand a special meeting, or in order to make a determination of stockholders for any other proper purpose, the board of directors may fix the record date which may not precede the date on which the resolution fixing the record date is adopted nor may it be more than 70 days before the meeting or action requiring a determination of stockholders.  A determination of stockholders entitled to notice of or to vote at any meeting of stockholders is effective for any adjournment of the meeting unless the board of directors fixes a new record date.

•
remove prior Section 5 of Article I of the Bylaws and replace it with Section 7 of Article I of the Bylaws to provide that the presence, at any stockholders’ meeting, in person or by proxy, of persons entitled to vote a majority of the shares of the Company then outstanding shall constitute a quorum for the transaction of business. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action. In determining whether quorum requirements for a meeting have been met, any share that has been enjoined from voting or that for any reason cannot be lawfully voted shall not be counted;

•
remove prior Section 4 of Article I of the Bylaws and replace it with Section 8 of Article I of the Bylaws to provide that every person entitled to vote at a stockholders’ meeting of the Company, or entitled to execute written consent authorizing action in lieu of a meeting, may do so either in person or by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact. An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment. An appointment of a proxy is revocable by the stockholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest;

•
consolidate prior Section 3 of Article I of the Bylaws into Section 9 of Article I of the Bylaws and add that the affirmative vote of the majority of shares represented at a meeting at which a quorum is present shall be the act of the stockholders unless the vote of a greater number or a vote by classes is required by the articles of incorporation of the Company;

•	add Section 10 of Article I of the Bylaws, which shall read:

“Sec. 10. VOTING RECORD.

(a) After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders’ meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by, each.

(b) The shareholders’ list must be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation’s transfer agent or registrar.

(c) The stockholders’ list shall be prima facie evidence of the identity of the stockholders entitled to examine the stockholder’s list or to vote at any meeting of stockholders.”

•	add Section 11 of Article I of the Bylaws, which shall read:

“Sec. 11. ACTION BY STOCKHOLDERS WITHOUT A MEETING.

(a) Any action required or permitted by law to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is dated and signed by the approving stockholders having the requisite number of votes of each voting group entitled to vote having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote were present and voted. Such written consent must be delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the corporation by delivery as set forth in this section.

(b) Within 10 days after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing or who are not entitled to vote on the action. Such notice shall fairly summarize the material features of the action so authorized and, if the action is a merger, consolidation, or sale or exchange of assets, for which dissenters’ rights are provided by law, shall contain a clear statement of the right of dissenting stockholders to be paid the fair value of their shares on compliance with the applicable statutory provisions.”

•
consolidate prior Section 4 of Article II of the Bylaws into Section 1 of Article II of the Bylaws and amend it to provide that subject to the limitations of the articles of incorporation and the Florida Business Corporation Act concerning corporate action that must be authorized or approved by the stockholders of the Company, all corporate powers shall be exercised by or under the authority of the board of directors, and the business and affairs of the Company shall be managed under the direction of the board of directors;

•
consolidate prior Section 1 of Article II of the Bylaws into Section 2 of Article II of the Bylaws and amend prior Section 2 of Article II to provide that the board of directors shall consist of not less than 5 and not more than 9 persons who need not be stockholders of the Company. The number of directors may be increased or decreased from time to time by amendment to the Bylaws. Directors of the Company shall be elected at the annual meeting of stockholders, or at a meeting held in lieu of the annual meeting;

•
amend Section 3 of Article II of the Bylaws to add that the terms of the initial directors of the Company expire at the first stockholders’ meeting at which directors are elected. The terms of all other directors expire at the next annual stockholders’ meeting following their election unless their terms are staggered. A decrease in the number of directors does not shorten an incumbent director’s term. The term of a director elected to fill a vacancy expires at the next stockholders’ meeting at which directors are elected. Despite the expiration of a director’s term, the director continues to serve until his or her successor is elected and qualifies or until there is a decrease in the number of directors;

•	amend prior Section 5 of Article II of the Bylaws by renumbering it as Section 4 of Article II and amending it to provide the following:

“Sec. 4. DIRECTOR’S MEETINGS.

(a) The board of directors may hold regular or special meetings in or out of this state.

(b) A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(c) Meetings of the board of directors may be called by the chair of the board or by the president.

(d) The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.”

•
amend prior Section 6 of Article II of the Bylaws by renumbering it as Section 5 of Article II and amending it to provide that regular meetings of the board of directors may be held without notice of the date, time, place, or purpose of the meeting. Special meetings of the board of directors must be preceded by at least 2 days’ notice of the date, time, and place of the meeting. The notice need not describe the purpose of the special meeting;

•
amend prior Section 10 of Article II of the Bylaws by renumbering it as Section 6 of Article II and amending it to provide that notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened;

•
amend prior Section 11 of Article II of the Bylaws by consolidating it into Section 7 of Article II and amending it to provide that a majority of directors in office shall constitute a quorum for the transaction of business, and the acts of a majority of directors present at a meeting at which a quorum is present shall constitute the acts of the board of directors. If, at any meeting of the board of directors, less than a quorum is present, a majority of those present may adjourn the meeting, from time to time, until a quorum is present. In the event vacancies exist on the board of directors, other than vacancies created by the removal of a director or directors by the shareholders or by an increase in the number of directors, the remaining directors, although less than a quorum, may elect a successor or successors for the unexpired term or terms by majority vote;

•	add Section 8 of Article II of the Bylaws, which shall read:

“Sec. 8. ACTION BY DIRECTORS WITHOUT A MEETING.

(a) Action required or permitted to be taken at a board of directors’ meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

(b) Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

(c) A consent signed under this section has the effect of a meeting vote and may be described as such in any document.”

•
amend prior Section 8 of Article II of the Bylaws by renumbering it as Section 9 of Article II and amending it to provide that whenever a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the stockholders.  A vacancy that may occur at a later date (by reason of a resignation effective at a later date or upon the subsequent happening of an event) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs;

•	add Section 10 of Article II of the Bylaws, which shall read:

“Sec. 10. RESIGNATION OF DIRECTORS.

A director may resign at any time by delivering written notice to the board of directors or its chair or to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a latter effective date or an effective date determined upon the subsequent happening of an event.”

•
amend prior Section 9 of Article II of the Bylaws by renumbering it as Section 11 of Article II and amending it to provide that at any regular meeting of stockholders, or at any special meeting called for such purpose, any director or directors may be removed from office, with or without cause, by majority vote.  New directors may be elected by the stockholders for the unexpired terms of directors removed from office at the same meetings at which such removals are voted. If the stockholders fail to elect persons to fill the unexpired terms of removed directors, such terms shall be considered vacancies to be filled by the remaining directors as provided in Section 9 of the Bylaws;

amend Section 12 of Article II of the Bylaws to provide that the board of directors may, by resolution adopted by a majority of the full board, designate two or more directors to constitute an executive committee which, to the extent provided in such resolution, shall have and may exercise all of the authority of the board of directors in the management of the Company, except that such committee shall have no authority to: (1) approve or recommend to stockholders actions or proposals required by law to be approved by the stockholders; (2) fill vacancies on the board of directors or any committee; (3) adopt, amend, or repeal the Bylaws; (4) authorize or approve the reacquisition of shares, unless pursuant to a general formula or method specified by the board of directors; or (5) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except where the board of directors authorizes a committee to do so within limits specifically prescribed by the board. The board of directors shall have power at any time to fill vacancies in, to change the size or membership of, and to discharge any such committee.  Each committee must have 2 or more members who serve at the pleasure of the board of directors. The board, by resolution adopted in accordance with subsection (a), may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee;

•	remove Section 13 of Article II of the Bylaws which referred to powers and duties of the board of directors being enlarged or limited pursuant to Idaho law;

•
amend Section 1 of Article III to remove the listing of officer positions which the Company shall have and provide that the officers shall be appointed by the board of directors.  A duly appointed officer may appoint one or more officers or assistant officers if authorized by the board of directors.  The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors’ and stockholders’ meetings and for authenticating records of the Company.  The same individual may simultaneously hold more than one office in the Company;

•	remove Section 2 of Article III of the Bylaws which set forth certain provisions with respect to the election or appointment of officers of the Company;

•
amend prior Section 3 of Article III of the Bylaws by renumbering it as Section 2 of Article III and amending it to remove the description of the duties and powers of each officer and provide that each officer has the authority and shall perform the duties prescribed by the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers;

•	remove Section 5 of Article IV of the Bylaws which referred to the filling of vacancies on the Company’s board of directors;

•	remove Section 6 of Article IV of the Bylaws which referred to the determination of salaries and compensation of the officers of the Company;

•
amend prior Section 7 of Article IV of the Bylaws by consolidating it into Section 3 of Article III and amending it to provide that an officer may resign at any time by delivering notice to the Company. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Company accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.  The board of directors may remove any officer at any time with or without cause. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer;

•	add Section 4 of Article III of the Bylaws, which shall read:

“Sec. 4  CONTRACT RIGHTS OF OFFICERS.

(a) The appointment of an officer does not itself create contract rights.

(b) An officer’s removal does not affect the officer’s contract rights, if any, with the corporation. An officer’s resignation does not affect the corporation’s contract rights, if any, with the officer.”

•
amend Section 1 of Article IV of the Bylaws to update the description of the Company’s stock certificates and provide that the shares of the Company may be represented by certificates. The rights and obligations of the stockholders are identical whether or not their shares are represented by certificates. Each share certificate must be signed (either manually or in facsimile) by an officer or officers designated by the board of directors, and may bear the corporate seal or its facsimile. Each share certificate shall state (a) the name of the Company; (b) that the Company is organized under the laws of the State of Florida; (c) the name of the person or persons to whom issued; (d) the number and class of shares, and the designation of the series, if any, which the certificate represents.  Each certificate shall also set forth or fairly summarize on the front or back of each certificate, or shall state that the Company will furnish to any stockholder on request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) authorized to be issued. Any certificate representing shares that are restricted as to the sale, disposition, or other transfer of such shares, shall also state that such shares are restricted as to transfer, and shall set forth or fairly summarize on the certificate, or shall state that the Company will furnish to any stockholder on request and without charge, a full statement of such restrictions;

•	add Section 2 of Article IV of the Bylaws, which shall read:

“Sec. 2. SUBSCRIPTION FOR STOCK.

Unless otherwise provided in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.”

•
amend prior Section 2 of Article IV of the Bylaws by renumbering it as Section 3 of Article IV and amending it to provide that transfer of shares of the Company shall be made in the manner specified in the Florida Uniform Commercial Code. The Company shall maintain stock transfer books, and any transfer shall be registered on them only on request and surrender of the stock certificate representing the transferred shares, duly endorsed. Additionally, the board of directors may appoint one or more transfer agents or transfer clerks and one or more registrars as custodians of the transfer books, and may require all transfers to be made with and all share certificates to bear the signatures of any of them. The Company shall have the absolute right to recognize as the owner of any shares of stock issued by it, for all proper corporate purposes, including the voting of such shares and the issuance and payment of dividends on such shares, the person or persons in whose name the certificate representing such shares stands on its books. However, if a transfer of shares is made solely for the purpose of furnishing collateral security, and if that fact is made known to the secretary of the Company, or to the Company’s transfer agent or transfer clerk, the record entry of such transfer shall state the limited nature

•
amend prior Section 3 of Article IV of the Bylaws by renumbering it as Section 4 of Article IV and amending it to provide that no certificate for shares of stock in the Company shall be issued in place of any certificate alleged to have been lost, destroyed, stolen, or mutilated except on production of such evidence and provision of such indemnity to the Company as the board of directors may prescribe;

•
remove Section 4 of Article IV of the Bylaws which required the treasurer of the Company, if required by the Company’s board of directors, to give the Company security for the faithful discharge of his duties;

•
amend prior Section 1 of Article V of the Bylaws by renumbering it as Article V and amending it to provide that the corporate seal shall have inscribed thereon the name of the Company and shall be in such form and contain such words and/or figures as the board of directors shall determine or the law requires;

•	add Article V of the Bylaws, which shall read:

“ARTICLE V. REGISTERED AGENT

The address of the corporation’s registered office and the name of its registered agent at that office together with a written acceptance are set forth in the articles of incorporation, as amended.”

•	remove Section 1 and Section 2 of Article VI of the Bylaws which referred to the board of director’s ability to declare dividends on the Company’s stock;

•	remove Section 1 of Article VII of the Bylaws which referred to the making of bills, payables, notes and other negotiable instruments;

•
amend prior Section 1 of Article IX of the Bylaws by renumbering it as Article VII and amending it to provide that the fiscal year of the Company shall begin on the 1st of July of each year and end at midnight on the 30th of June of the following year; and

•
amend prior Section 1 of Article VIII of the Bylaws by renumbering it as Article VIII and amending it to provide that the Bylaws may be altered, amended, or repealed by majority vote of the board of directors.  The stockholders of the Company may amend or repeal the Bylaws even though the Bylaws may also be amended or repealed by the board of directors.

A copy of the Company’s Bylaws is filed as Exhibit 3.1 hereto and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Jiangbo Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIANGBO PHARMACEUTICALS, INC.

By:	/s/ Elsa Sung
Name: Elsa Sung
Title: Chief Financial Officer

Dated: January 14, 2011

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Jiangbo Pharmaceuticals, Inc.